Exhibit 10.1
FIRST AMENDMENT TO
RETIREMENT AND CONSULTING AGREEMENT
     WHEREAS, Thomas & Betts Corporation, a Tennessee corporation (the “Company”), and Kenneth W. Fluke (“Executive”) have previously entered into a Retirement and Consulting Agreement (the “Agreement”) dated June 8, 2009; and,
     WHEREAS, the Company and Executive wish to amend the Agreement to extend the Consulting Period provided for in paragraph 3 of the Agreement;
     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the Company and Executive agree that:
     1. The first sentence of Paragraph 3 of the Agreement is amended to read as follows:
          Executive shall provide services to the Company as a consultant during the period beginning October 2, 2009 and ending May 31, 2010 (the “Consulting Period”).
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.

September 2, 2009 Date	/s/ KENNETH W. FLUKE KENNETH W. FLUKE

September 2, 2009 Date	THOMAS & BETTS CORPORATION
	By:	/s/

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